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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported)    June 30, 1999
                                                     --------------------------

                             NATIONS FLOORING, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                    (State of Incorporation or Organization)

            33-299942-NY                              11-2925673
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       (Commission File No.)               (I.R.S. Employer Identification No.)

    100 Maiden Lane, New York, New York                     10038
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 (Address of Principal Executive Offices)                 (Zip Code)

                                 (212) 898-8888
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  On June 30, 1999, Carpet Barn, Inc., a Delaware corporation ("Carpet Barn"), a wholly-owned subsidiary of Nations Flooring, Inc. (the "Company"), entered into an Asset Purchase Agreement, effective as of June 30, 1999, with DuPont Flooring Systems, Inc., a California corporation ("DuPont"), pursuant to which Carpet Barn purchased certain assets of DuPont (the "Assets"). The Assets were purchased for a cash price of $1,800,000. The source of such funds was the working capital of Carpet Barn, including funds borrowed pursuant to Carpet Barn's senior credit facility with Fleet Capital Corporation.

                  The Assets purchased by Carpet Barn under the Agreement consist of all of the properties and assets previously used by DuPont in the business of retailing, distributing and installation of residential floor covering products and flooring systems under the "Kemper" name in the greater Washington D.C. area.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of business acquired:

                  To the extent required by this Item, financial statements of the business acquired will be filed by an amendment to this Current Report on Form 8-K within 60 days after the date on which this initial report on Form 8-K must be filed.

(b)      Pro Forma Financial Information:

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                  To the extent required by this Item, pro forma financial
information relative to the business acquired will be filed by an amendment to this Current Report on Form 8-K within 60 days after the date on which this initial report on Form 8-K must be filed.

(c) Exhibits:

                  1. Asset Purchase Agreement effective as of June 30, 1999 by and among Carpet Barn and DuPont.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NATIONS FLOORING, INC.

Date: July 15, 1999                          By: /s/ Philip A. Herman
                                                 --------------------
                                             Philip A. Herman
                                             Chairman of the Board
                                             and President

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                                  EXHIBIT INDEX

No.      Description                                                      Page
---      -----------                                                      ----

1.       Asset Purchase Agreement effective as of June 30,
         1999 by and among Carpet Barn and DuPont.